Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “BUSINESS ― OGLETHORPE POWER CORPORATION ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2017, 2018 and 2019, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2019 Avg. Monthly Residential Rev. ($) 145.62 138.93 145.41 144.06 134.37 171.97 129.66 129.66 142.86 180.84 Avg. Monthly Residential kWh 1,073 1,237 1,174 1,203 1,319 1,235 1,168 1,216 1,271 1,253 Avg. Residential Rev.(cents per kWh) 13.57 11.23 12.38 11.98 10.19 13.92 11.10 10.66 11.24 14.44 Times Interest Earned Ratio (1) 2.93 2.04 2.76 2.77 2.27 2.60 3.44 2.85 3.84 1.33 Equity / Assets (1) 56% 44% 49% 45% 33% 38% 42% 46% 46% 34% Equity / Total Capitalization (1) 62% 60% 57% 53% 39% 43% 51% 53% 53% 39% 2018 Avg. Monthly Residential Rev. ($) 146.46 139.84 144.42 145.49 132.10 173.15 130.00 132.33 141.41 183.37 Avg. Monthly Residential kWh 1,093 1,252 1,215 1,231 1,339 1,273 1,190 1,226 1,289 1,304 Avg. Residential Rev.(cents per kWh) 13.40 11.17 11.89 11.82 9.87 13.60 10.92 10.79 10.97 14.06 Times Interest Earned Ratio (1) 2.67 2.11 2.23 3.19 2.00 4.51 2.72 2.23 2.66 1.29 Equity / Assets (1) 54% 45% 47% 46% 34% 37% 41% 44% 45% 33% Equity / Total Capitalization (1) 60% 61% 56% 51% 42% 41% 50% 52% 53% 38% 2017 Avg. Monthly Residential Rev. ($) 141.53 130.92 145.14 135.06 121.48 171.71 128.13 122.76 130.48 160.37 Avg. Monthly Residential kWh 1,029 1,125 1,140 1,118 1,242 1,221 1,103 1,155 1,194 1,192 Avg. Residential Rev.(cents per kWh) 13.76 11.64 12.73 12.08 9.78 14.06 11.62 10.63 10.93 13.45 Times Interest Earned Ratio (1) 2.24 2.27 2.21 3.13 2.03 2.54 1.95 2.23 2.26 1.30 Equity / Assets (1) 55% 48% 46% 46% 35% 34% 36% 43% 45% 35% Equity / Total Capitalization (1) 61% 64% 56% 52% 40% 37% 46% 52% 51% 40% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2019 Avg. Monthly Residential Rev. ($) 129.61 161.97 143.68 124.57 136.32 148.86 150.82 139.40 138.84 135.16 Avg. Monthly Residential kWh 1,237 1,283 1,128 1,235 1,041 1,132 1,071 1,253 1,158 987 Avg. Residential Rev.(cents per kWh) 10.47 12.62 12.74 10.08 13.09 13.15 14.08 11.12 11.99 13.70 Times Interest Earned Ratio (1) 2.66 2.21 2.99 3.42 2.24 3.97 1.65 2.73 2.14 1.71 Equity / Assets (1) 56% 39% 44% 49% 39% 44% 33% 46% 35% 39% Equity / Total Capitalization (1) 68% 48% 52% 55% 50% 57% 37% 54% 43% 47% 2018 Avg. Monthly Residential Rev. ($) 130.61 168.63 139.03 130.38 136.85 151.48 150.30 135.54 141.11 132.36 Avg. Monthly Residential kWh 1,282 1,298 1,101 1,251 1,112 1,172 1,077 1,286 1,167 1,001 Avg. Residential Rev.(cents per kWh) 10.19 12.99 12.62 10.42 12.31 12.92 13.96 10.54 12.10 13.22 Times Interest Earned Ratio (1) 2.52 1.91 2.63 4.17 2.42 3.14 1.78 2.59 2.11 2.42 Equity / Assets (1) 60% 39% 41% 48% 38% 47% 34% 43% 34% 38% Equity / Total Capitalization (1) 71% 48% 56% 55% 47% 59% 37% 53% 42% 46% 2017 Avg. Monthly Residential Rev. ($) 123.29 158.07 148.42 114.93 133.66 136.28 146.71 123.41 138.36 125.45 Avg. Monthly Residential kWh 1,195 1,305 1,055 1,153 1,013 1,052 1,017 1,184 1,081 943 Avg. Residential Rev.(cents per kWh) 10.32 12.12 14.06 9.97 13.19 12.95 14.43 10.42 12.80 13.30 Times Interest Earned Ratio (1) 2.59 1.92 3.25 2.81 2.52 2.88 1.85 2.80 2.16 1.89 Equity / Assets (1) 58% 39% 45% 46% 38% 48% 33% 43% 44% 36% Equity / Total Capitalization (1) 68% 48% 55% 51% 50% 57% 37% 50% 52% 42% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Table 1 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2019 Avg. Monthly Residential Rev. ($) 155.31 165.85 127.36 155.32 148.87 159.92 141.49 138.78 128.08 139.97 Avg. Monthly Residential kWh 1,221 1,191 1,002 1,200 1,184 1,228 1,102 1,220 1,234 1,115 Avg. Residential Rev.(cents per kWh) 12.72 13.93 12.71 12.95 12.58 13.03 12.84 11.38 10.38 12.55 Times Interest Earned Ratio (1) 2.22 2.17 4.18 1.99 1.61 3.46 2.67 2.69 2.73 3.89 Equity / Assets (1) 42% 46% 64% 41% 36% 48% 38% 48% 34% 46% Equity / Total Capitalization (1) 47% 61% 79% 48% 42% 56% 44% 57% 47% 54% 2018 Avg. Monthly Residential Rev. ($) 158.26 160.66 127.21 150.66 148.00 159.34 144.41 142.01 131.65 138.40 Avg. Monthly Residential kWh 1,250 1,186 1,009 1,213 1,203 1,244 1,120 1,232 1,261 1,118 Avg. Residential Rev.(cents per kWh) 12.66 13.54 12.61 12.42 12.30 12.81 12.90 11.53 10.44 12.38 Times Interest Earned Ratio (1) 2.30 1.83 3.73 1.93 2.25 3.57 2.85 2.68 3.02 5.48 Equity / Assets (1) 41% 47% 62% 40% 38% 51% 35% 46% 37% 45% Equity / Total Capitalization (1) 45% 65% 75% 47% 43% 58% 40% 55% 53% 52% 2017 Avg. Monthly Residential Rev. ($) 149.93 157.95 117.75 141.42 146.24 148.85 141.16 135.28 129.20 133.83 Avg. Monthly Residential kWh 1,150 1,118 940 1,128 1,158 1,158 1,000 1,156 1,178 1,082 Avg. Residential Rev.(cents per kWh) 13.04 14.13 12.53 12.54 12.63 12.85 14.11 11.70 10.96 12.37 Times Interest Earned Ratio (1) 1.02 2.65 3.16 1.87 1.95 2.79 2.65 3.55 3.11 2.04 Equity / Assets (1) 41% 52% 57% 39% 37% 51% 33% 45% 37% 41% Equity / Total Capitalization (1) 47% 64% 71% 46% 41% 58% 38% 56% 51% 50% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2019 Avg. Monthly Residential Rev. ($) 134.01 165.22 172.19 126.07 157.38 127.32 147.44 127.09 139.74 Avg. Monthly Residential kWh 1,340 1,309 1,311 936 1,245 1,128 1,288 1,064 1,223 Avg. Residential Rev.(cents per kWh) 10.00 12.6 13.14 13.5 12.64 11.28 11.45 11.95 11.42 Times Interest Earned Ratio (1) 2.22 3.56 2.16 2.63 3.35 4.28 5.00 2.17 2.84 Equity / Assets (1) 36% 41% 49% 38% 34% 67% 37% 53% 44% Equity / Total Capitalization (1) 55% 48% 55% 54% 37% 75% 64% 57% 52% 2018 Avg. Monthly Residential Rev. ($) 133.25 163.79 172.89 118.03 149.94 127.70 151.05 130.86 140.57 Avg. Monthly Residential kWh 1,356 1,298 1,334 895 1,209 1,144 1,305 1,094 1,244 Avg. Residential Rev.(cents per kWh) 9.83 12.62 12.96 13.18 12.41 11.16 11.57 11.96 11.30 Times Interest Earned Ratio (1) 2.05 2.60 2.08 4.91 2.13 3.91 1.85 2.67 2.64 Equity / Assets (1) 34% 41% 48% 39% 38% 64% 37% 52% 43% Equity / Total Capitalization (1) 54% 50% 55% 53% 42% 73% 61% 56% 51% 2017 Avg. Monthly Residential Rev. ($) 121.84 151.83 161.21 117.82 136.04 121.97 136.19 124.24 132.06 Avg. Monthly Residential kWh 1,239 1,197 1,242 853 1,103 1,079 1,204 1,009 1,156 Avg. Residential Rev.(cents per kWh) 9.83 12.68 12.98 13.80 12.34 11.31 11.31 12.31 11.43 Times Interest Earned Ratio (1) 1.89 2.08 1.93 3.03 1.92 3.58 3.10 2.40 2.43 Equity / Assets (1) 35% 41% 50% 46% 37% 61% 33% 52% 42% Equity / Total Capitalization (1) 55% 50% 55% 51% 41% 69% 56% 57% 50% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2019 Residential Service 18,705 44,909 20,998 48,821 52,721 17,393 187,233 61,093 75,361 30,111 Commercial & Industrial 1,873 5,074 371 2,555 5,206 2,673 16,969 3,591 6,319 4,210 Other 255 8 765 384 345 141 5,388 3,156 817 994 Total Consumers Served 20,833 49,991 22,134 51,760 58,272 20,207 209,590 67,840 82,497 35,315 2018 Residential Service 18,636 44,166 20,892 48,313 51,547 16,877 185,039 60,458 74,306 29,926 Commercial & Industrial 1,851 4,972 372 2,543 5,149 2,645 16,785 3,552 6,187 4,176 Other 248 8 460 381 337 141 5,358 3,100 792 969 Total Consumers Served 20,735 49,146 21,724 51,237 57,033 19,663 207,182 67,110 81,285 35,071 2017 Residential Service 18,524 43,564 20,636 47,873 50,524 16,174 183,170 59,857 73,281 29,812 Commercial & Industrial 1,835 4,810 360 2,525 4,914 2,454 16,590 3,527 6,100 4,174 Other 227 8 452 376 322 143 5,352 3,008 777 969 Total Consumers Served 20,586 48,382 21,448 50,774 55,760 18,771 205,112 66,392 80,158 34,955 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2019 Residential Service 21,489 76,082 18,681 123,383 32,498 28,344 10,634 210,196 32,277 10,884 Commercial & Industrial 1,440 10,586 492 10,394 2,563 8,308 226 17,902 1,799 147 Other 429 1,134 692 1,813 6 11 1,617 5,003 431 441 Total Consumers Served 23,358 87,802 19,865 135,590 35,067 36,663 12,477 233,101 34,507 11,472 2018 Residential Service 21,259 75,165 18,673 120,754 32,222 28,213 10,611 206,476 32,030 10,833 Commercial & Industrial 1,407 10,417 493 10,587 2,526 8,100 225 17,583 1,776 145 Other 413 1,114 685 1,586 6 11 1,581 4,891 427 432 Total Consumers Served 23,079 86,696 19,851 132,927 34,754 36,324 12,417 228,950 34,233 11,410 2017 Residential Service 20,982 73,923 18,594 118,255 32,019 28,147 10,619 202,989 31,799 10,795 Commercial & Industrial 1,373 10,284 490 10,509 2,482 7,844 225 17,305 1,760 143 Other 396 1,092 683 1,531 3 11 1,569 4,793 420 435 Total Consumers Served 22,751 85,299 19,767 130,295 34,504 36,002 12,413 225,087 33,979 11,373

Table 2 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2019 Residential Service 5,160 20,900 10,934 10,447 34,834 15,536 15,632 50,980 164,076 8,165 Commercial & Industrial 1,747 1,161 679 2,093 2,364 626 2,923 2,690 16,961 611 Other 1,207 2,960 624 194 442 994 - 2,449 2,016 217 Total Consumers Served 8,114 25,021 12,237 12,734 37,640 17,156 18,555 56,119 183,053 8,993 2018 Residential Service 5,174 20,993 10,914 10,417 34,311 15,442 15,579 50,705 160,224 8,527 Commercial & Industrial 1,740 1,162 672 2,033 2,294 606 2,865 2,676 16,653 167 Other 1,186 2,925 608 186 439 974 - 2,396 1,970 201 Total Consumers Served 8,100 25,080 12,194 12,636 37,044 17,022 18,444 55,777 178,847 8,895 2017 Residential Service 5,164 21,139 10,893 10,406 33,645 15,372 15,567 50,490 156,377 8,173 Commercial & Industrial 1,714 1,173 666 1,998 2,421 587 2,815 2,669 16,388 372 Other 1,158 2,892 598 180 435 964 - 2,345 1,964 273 Total Consumers Served 8,036 25,204 12,157 12,584 36,501 16,923 18,382 55,504 174,729 8,818 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2019 Residential Service 95,317 18,490 14,730 13,309 19,649 8,462 120,480 14,872 1,763,786 Commercial & Industrial 4,135 1,069 5,062 472 2,101 555 8,153 601 156,701 Other 1,324 21 806 981 - 133 1,680 130 40,008 Total Consumers Served 100,776 19,580 20,598 14,762 21,750 9,150 130,313 15,603 1,960,495 2018 Residential Service 93,985 18,226 14,761 13,778 19,453 8,362 118,824 14,800 1,740,871 Commercial & Industrial 4,120 1,066 5,034 501 2,074 626 8,045 596 154,421 Other 1,296 20 781 982 - 124 1,682 130 38,840 Total Consumers Served 99,401 19,312 20,576 15,261 21,527 9,112 128,551 15,526 1,934,132 2017 Residential Service 92,596 17,976 14,758 13,820 19,320 8,321 117,269 14,740 1,717,563 Commercial & Industrial 4,112 1,067 4,997 509 2,048 661 7,922 605 152,428 Other 1,272 19 757 962 - 120 1,689 124 38,319 Total Consumers Served 97,980 19,062 20,512 15,291 21,368 9,102 126,880 15,469 1,908,310

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2019 Residential Service 240,929 666,875 295,932 704,773 834,284 257,810 2,624,574 891,503 1,149,419 452,653 Commercial & Industrial 178,404 119,378 127,780 388,212 460,689 253,956 1,210,103 295,643 466,686 209,021 Other 12,376 134 18,128 6,725 3,808 2,529 250,006 110,243 7,472 45,664 Total MWh Sales 431,709 786,387 441,840 1,099,710 1,298,781 514,295 4,084,682 1,297,389 1,623,576 707,339 2018 Residential Service 244,482 663,321 304,568 713,714 827,959 257,867 2,642,429 889,645 1,149,478 468,382 Commercial & Industrial 173,694 118,902 121,043 390,532 443,688 263,344 1,214,563 281,552 462,895 205,920 Other 6,983 164 5,135 6,750 4,001 2,652 257,274 84,912 8,046 36,048 Total MWh Sales 425,158 782,387 430,745 1,110,995 1,275,648 523,862 4,114,266 1,256,109 1,620,419 710,350 2017 Residential Service 228,658 588,113 282,349 642,477 753,012 237,054 2,424,326 829,766 1,050,168 426,514 Commercial & Industrial 168,606 110,224 115,166 375,690 424,127 247,319 1,184,070 277,134 451,792 200,473 Other 9,197 166 5,900 6,319 4,314 2,487 257,839 91,794 8,284 39,966 Total MWh Sales 406,461 698,502 403,415 1,024,486 1,181,453 486,860 3,866,234 1,198,694 1,510,244 666,952 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2019 Residential Service 319,103 1,171,442 252,909 1,828,915 406,101 385,131 136,731 3,161,520 448,435 128,863 Commercial & Industrial 71,620 620,395 44,127 1,022,482 102,485 202,778 32,844 2,062,290 123,937 53,397 Other 7,138 55,144 20,882 14,605 94 786 37,740 304,513 25,502 9,015 Total MWh Sales 397,861 1,846,981 317,917 2,866,003 508,679 588,695 207,315 5,528,323 597,875 191,275 2018 Residential Service 327,007 1,171,060 246,801 1,813,154 429,836 396,864 137,097 3,186,606 448,418 130,133 Commercial & Industrial 71,565 597,767 36,102 1,057,917 107,621 200,322 33,333 2,096,687 121,603 52,713 Other 4,247 45,772 15,009 14,757 101 684 19,610 299,703 18,893 4,932 Total MWh Sales 402,819 1,814,599 297,912 2,885,829 537,558 597,870 190,041 5,582,996 588,914 187,779 2017 Residential Service 300,791 1,157,198 235,483 1,636,365 389,221 355,448 129,568 2,883,533 412,559 122,162 Commercial & Industrial 67,486 601,128 33,290 1,014,581 92,456 190,696 32,697 2,014,145 112,056 51,164 Other 3,977 47,044 18,351 15,178 10,108 624 25,916 294,638 18,604 6,394 Total MWh Sales 372,254 1,805,370 287,124 2,666,125 491,785 546,768 188,181 5,192,316 543,219 179,721

Table 3 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2019 Residential Service 75,630 298,611 131,456 150,414 494,842 228,886 206,767 746,215 2,428,883 109,246 Commercial & Industrial 45,994 77,321 49,619 116,751 76,708 30,170 66,234 327,777 1,048,639 67,667 Other 33,316 81,802 14,511 8,262 17,482 34,075 - 48,105 179,062 5,789 Total MWh Sales 154,940 457,734 195,586 275,428 589,033 293,131 273,000 1,122,096 3,656,585 182,703 2018 Residential Service 77,589 298,891 132,120 151,675 495,273 230,479 209,327 749,663 2,424,473 114,359 Commercial & Industrial 44,699 78,282 52,217 120,606 61,528 27,248 66,796 315,381 1,038,654 63,607 Other 18,790 52,894 6,629 5,223 17,415 19,652 - 32,155 173,179 3,552 Total MWh Sales 141,078 430,067 190,965 277,504 574,216 277,379 276,122 1,097,199 3,636,306 181,518 2017 Residential Service 71,249 283,533 122,811 140,821 467,470 213,615 186,864 700,359 2,211,477 106,134 Commercial & Industrial 41,838 78,844 49,331 115,294 59,222 26,706 61,647 318,399 1,003,193 63,379 Other 21,316 70,189 8,549 5,465 16,582 22,221 - 34,418 161,278 3,500 Total MWh Sales 134,403 432,566 180,691 261,580 543,274 262,543 248,511 1,053,176 3,375,948 173,013 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2019 Residential Service 1,532,624 290,391 231,701 149,558 293,503 114,580 1,861,914 189,863 25,892,987 Commercial & Industrial 466,838 54,236 92,649 25,685 107,708 15,501 692,079 165,573 11,573,381 Other 18,191 5,354 44,913 51,141 - 2,863 75,600 8,130 1,561,101 Total MWh Sales 2,017,653 349,981 369,264 226,385 401,211 132,945 2,629,594 363,567 39,027,470 2018 Residential Service 1,529,226 283,906 236,288 148,019 282,158 114,832 1,861,384 194,279 25,982,761 Commercial & Industrial 478,524 52,012 94,976 26,150 100,564 15,941 698,569 178,775 11,566,289 Other 18,090 5,133 31,203 31,064 - 2,968 75,432 5,360 1,334,413 Total MWh Sales 2,025,840 341,051 362,467 205,233 382,722 133,741 2,635,384 378,414 38,883,463 2017 Residential Service 1,376,773 258,258 219,955 141,542 255,630 107,716 1,693,836 178,472 23,821,280 Commercial & Industrial 475,406 51,672 92,711 28,492 97,103 15,911 674,333 177,466 11,195,246 Other 17,849 5,117 31,841 44,192 - 3,821 73,943 5,430 1,392,808 Total MWh Sales 1,870,028 315,047 344,507 214,225 352,733 127,448 2,442,111 361,368 36,409,335

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2019 Residential Service $32,685,358 $74,868,918 $36,640,315 $84,397,569 $85,009,865 $35,893,223 $291,307,996 $95,052,444 $129,192,456 $65,341,537 Commercial & Industrial 17,160,008 14,726,324 11,252,179 30,783,909 34,530,908 23,403,673 111,724,008 26,499,496 44,926,944 20,893,222 Other 1,429,735 34,276 2,354,480 978,401 756,261 441,378 22,672,841 11,863,430 1,932,003 5,840,411 Total Electric Sales $51,275,101 $89,629,518 $50,246,974 $116,159,879 $120,297,034 $59,738,274 $425,704,845 $133,415,370 $176,051,403 $92,075,170 Other Operating Revenue 597,618 39,731 9,581,336 3,682,112 (1,741,117) (3,756,934) 9,440,453 3,587,873 971,797 2,301,453 Total Operating Revenue $51,872,719 $89,669,249 $59,828,310 $119,841,991 $118,555,917 $55,981,340 $435,145,298 $137,003,243 $177,023,200 $94,376,623 2018 Residential Service $32,752,880 $74,113,228 $36,207,840 $84,350,577 $81,709,339 $35,067,018 $288,651,411 $96,004,648 $126,091,128 $65,849,485 Commercial & Industrial 16,793,300 14,587,149 9,972,993 30,558,970 33,146,913 23,463,497 113,517,188 25,498,098 43,576,516 20,729,601 Other 861,945 35,121 773,740 904,816 736,024 444,126 23,163,771 9,175,385 1,902,315 4,722,492 Total Electric Sales $50,408,125 $88,735,498 $46,954,573 $115,814,363 $115,592,276 $58,974,641 $425,332,370 $130,678,131 $171,569,959 $91,301,578 Other Operating Revenue 644,174 (2,829,155) 8,733,048 3,902,139 6,119,163 834,102 9,154,425 3,399,061 (1,611,741) 1,032,426 Total Operating Revenue $51,052,299 $85,906,343 $55,687,621 $119,716,502 $121,711,439 $59,808,743 $434,486,795 $134,077,192 $169,958,218 $92,334,004 2017 Residential Service $31,461,457 $68,442,415 $35,940,832 $77,588,814 $73,652,564 $33,327,307 $281,638,519 $88,179,161 $114,740,389 $57,371,191 Commercial & Industrial 16,699,065 13,891,377 10,668,684 29,357,826 31,599,258 14,629,110 114,276,077 25,094,485 41,787,305 19,714,963 Other 1,094,529 35,016 915,897 846,824 705,964 8,542,982 24,121,882 9,630,952 1,852,285 4,873,068 Total Electric Sales $49,255,051 $82,368,808 $47,525,413 $107,793,464 $105,957,786 $56,499,399 $420,036,478 $122,904,598 $158,379,979 $81,959,222 Other Operating Revenue 591,100 6,893,271 9,923,402 3,649,001 5,090,391 790,820 9,699,827 3,272,451 2,146,980 2,922,513 Total Operating Revenue $49,846,151 $89,262,079 $57,448,815 $111,442,465 $111,048,177 $57,290,219 $429,736,305 $126,177,049 $160,526,959 $84,881,735 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2019 Residential Service $33,423,559 $147,876,722 $32,209,023 $184,433,166 $53,162,849 $50,633,076 $19,245,457 $351,619,943 $53,774,702 $17,652,798 Commercial & Industrial 7,559,160 61,872,840 4,347,780 90,175,899 12,042,920 25,107,763 3,756,687 193,094,163 12,083,016 5,023,280 Other 1,044,094 6,948,080 2,736,639 2,918,606 10,363 84,338 5,590,672 35,453,189 3,283,628 1,283,683 Total Electric Sales $42,026,813 $216,697,642 $39,293,442 $277,527,671 $65,216,132 $75,825,177 $28,592,816 $580,167,295 $69,141,346 $23,959,761 Other Operating Revenue (2,274,383) 6,056,910 1,233,014 7,060,003 2,057,968 (5,151,886) (2,098,620) 7,726,283 2,881,651 443,968 Total Operating Revenue $39,752,430 $222,754,552 $40,526,456 $284,587,674 $67,274,100 $70,673,291 $26,494,196 $587,893,578 $72,022,997 $24,403,729 2018 Residential Service $33,318,941 $152,098,460 $31,152,965 $188,929,439 $52,915,402 $51,285,058 $19,138,282 $335,818,765 $54,238,259 $17,206,722 Commercial & Industrial 7,389,076 64,360,626 3,724,329 97,365,724 11,846,336 24,512,415 3,842,470 188,556,032 12,090,082 4,967,324 Other 810,756 5,907,606 2,116,351 2,751,568 11,140 74,214 3,302,339 33,947,347 2,651,282 785,861 Total Electric Sales $41,518,773 $222,366,692 $36,993,645 $289,046,731 $64,772,878 $75,871,687 $26,283,091 $558,322,144 $68,979,623 $22,959,907 Other Operating Revenue (974,576) (2,290,969) 1,182,312 7,053,523 (164,273) (7,603,735) 419,152 7,328,798 2,822,240 170,804 Total Operating Revenue $40,544,197 $220,075,723 $38,175,957 $296,100,254 $64,608,605 $68,267,952 $26,702,243 $565,650,942 $71,801,863 $23,130,711 2017 Residential Service $31,043,522 $140,217,382 $33,116,818 $163,092,978 $51,356,267 $46,029,491 $18,694,502 $300,601,232 $52,796,484 $16,251,109 Commercial & Industrial 7,002,487 60,606,004 3,946,290 88,058,528 11,088,696 22,968,437 3,912,295 179,244,105 11,516,183 4,811,396 Other 704,204 5,310,183 2,704,773 2,605,514 873,844 67,481 4,180,678 32,730,706 2,703,846 950,708 Total Electric Sales $38,750,213 $206,133,569 $39,767,881 $253,757,020 $63,318,807 $69,065,409 $26,787,475 $512,576,043 $67,016,513 $22,013,213 Other Operating Revenue 289,013 3,924,470 1,294,390 7,598,377 2,225,599 3,347,412 631,365 12,580,349 3,339,268 970,730 Total Operating Revenue $39,039,226 $210,058,039 $41,062,271 $261,355,397 $65,544,406 $72,412,821 $27,418,840 $525,156,392 $70,355,781 $22,983,943

Table 4 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2019 Residential Service $9,616,936 $41,594,118 $16,710,997 $19,471,885 $62,227,116 $29,813,748 $26,541,828 $84,902,534 $252,169,482 $13,714,331 Commercial & Industrial 5,887,308 8,969,321 4,987,497 10,412,513 8,180,165 3,261,252 8,239,515 23,018,348 95,598,632 6,758,631 Other 4,881,324 10,957,963 2,063,394 911,877 1,953,193 4,628,734 - 6,152,839 17,638,710 697,412 Total Electric Sales $20,385,568 $61,521,402 $23,761,888 $30,796,275 $72,360,474 $37,703,734 $34,781,343 $114,073,721 $365,406,824 $21,170,374 Other Operating Revenue (987,647) 1,990,693 708,353 (1,644,363) 848,147 (1,247,006) 1,004,800 3,347,448 (4,349,572) 458,858 Total Operating Revenue $19,397,921 $63,512,095 $24,470,241 $29,151,912 $73,208,621 $36,456,728 $35,786,143 $117,421,169 $361,057,252 $21,629,232 2018 Residential Service $9,826,245 $40,473,625 $16,661,091 $18,833,671 $60,935,397 $29,526,060 $26,996,437 $86,406,145 $253,116,707 $14,161,574 Commercial & Industrial 5,774,065 8,876,786 5,082,352 10,364,972 7,350,879 3,128,721 8,389,138 22,444,436 96,078,383 6,291,246 Other 3,067,832 7,273,113 1,109,522 604,511 1,964,111 2,913,525 - 4,675,616 17,284,810 483,837 Total Electric Sales $18,668,142 $56,623,524 $22,852,965 $29,803,154 $70,250,387 $35,568,306 $35,385,575 $113,526,197 $366,479,900 $20,936,657 Other Operating Revenue 227,568 1,477,630 712,424 717,181 801,656 (1,318,206) (33,567) 3,292,757 (6,375,816) 411,608 Total Operating Revenue $18,895,710 $58,101,154 $23,565,389 $30,520,335 $71,052,043 $34,250,100 $35,352,008 $116,818,954 $360,104,084 $21,348,265 2017 Residential Service $9,290,686 $40,066,499 $15,392,419 $17,659,610 $59,043,533 $27,456,940 $26,369,391 $81,964,318 $242,447,445 $13,125,701 Commercial & Industrial 5,590,869 9,421,356 4,655,332 9,952,367 7,313,627 3,024,342 8,384,951 21,944,192 95,847,815 6,509,174 Other 3,451,519 9,686,497 1,297,207 616,220 1,948,620 3,188,293 - 4,678,431 16,751,901 503,573 Total Electric Sales $18,333,074 $59,174,352 $21,344,958 $28,228,197 $68,305,780 $33,669,575 $34,754,342 $108,586,941 $355,047,161 $20,138,448 Other Operating Revenue 234,296 2,348,934 680,691 570,648 836,958 1,428,024 897,011 3,408,907 824,646 397,617 Total Operating Revenue $18,567,370 $61,523,286 $22,025,649 $28,798,845 $69,142,738 $35,097,599 $35,651,353 $111,995,848 $355,871,807 $20,536,065 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2019 Residential Service $153,277,676 $36,659,428 $30,436,355 $20,133,741 $37,109,095 $12,928,433 $213,163,820 $22,681,031 $2,957,573,530 Commercial & Industrial 37,474,717 5,778,139 12,884,388 3,855,058 10,312,798 1,830,157 68,713,880 12,894,171 1,080,020,669 Other 3,304,542 483,623 6,298,659 8,564,842 - 372,363 10,135,153 892,252 187,593,388 Total Electric Sales $194,056,935 $42,921,190 $49,619,402 $32,553,641 $47,421,893 $15,130,953 $292,012,853 $36,467,454 $4,225,187,587 Other Operating Revenue (2,142,904) 1,057,853 (1,722,384) 642,453 1,212,229 378,261 20,316,388 886,559 63,397,396 Total Operating Revenue $191,914,031 $43,979,043 $47,897,018 $33,196,094 $48,634,122 $15,509,214 $312,329,241 $37,354,013 $4,288,584,983 2018 Residential Service $150,286,034 $35,823,848 $30,624,808 $19,514,389 $35,001,919 $12,814,282 $215,383,921 $23,240,650 $2,936,526,650 Commercial & Industrial 37,818,562 5,664,892 12,938,226 3,883,063 9,709,177 1,888,273 70,620,623 13,867,530 1,080,669,963 Other 3,257,955 461,825 4,797,786 6,050,135 - 368,744 9,636,480 676,831 159,704,832 Total Electric Sales $191,362,551 $41,950,565 $48,360,820 $29,447,587 $44,711,096 $15,071,299 $295,641,024 $37,785,011 $4,176,901,445 Other Operating Revenue 6,399,668 1,052,900 (1,329,513) 640,848 1,157,946 662,985 (15,430,949) 843,670 31,231,708 Total Operating Revenue $197,762,219 $43,003,465 $47,031,307 $30,088,435 $45,869,042 $15,734,284 $280,210,075 $38,628,681 $4,208,133,153 2017 Residential Service $135,383,653 $32,750,660 $28,549,744 $19,539,046 $31,540,619 $12,179,381 $191,643,993 $21,976,425 $2,721,922,497 Commercial & Industrial 37,176,511 5,482,849 12,490,830 4,194,576 9,041,106 1,208,075 66,432,264 13,874,957 1,033,417,764 Other 3,209,309 474,009 4,739,433 7,724,973 - 473,873 9,293,331 677,677 174,166,202 Total Electric Sales $175,769,473 $38,707,518 $45,780,007 $31,458,595 $40,581,725 $13,861,329 $267,369,588 $36,529,059 $3,929,506,463 Other Operating Revenue 8,816,449 941,178 1,094,569 705,420 1,144,414 718,399 7,610,452 856,518 114,695,860 Total Operating Revenue $184,585,922 $39,648,696 $46,874,576 $32,164,015 $41,726,139 $14,579,728 $274,980,040 $37,385,577 $4,044,202,323

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2019 Operating Revenue & Patronage Capital $51,872,719 $89,669,249 $59,828,310 $119,841,992 $118,555,917 $55,981,340 $435,145,298 $137,003,243 $177,023,200 $94,376,623 Depreciation and Amortization 3,946,602 6,651,952 5,751,816 9,311,574 7,485,458 3,782,692 32,739,463 9,755,615 11,012,348 9,813,601 Other Operating Expenses 44,488,912 78,958,360 48,539,416 100,591,952 102,583,367 46,932,224 358,379,038 116,077,827 147,878,865 78,917,247 Electric Operating Margin $3,437,205 $4,058,937 $5,537,078 $9,938,466 $8,487,092 $5,266,424 $44,026,798 $11,169,801 $18,131,987 $5,645,775 Other Income 1,634,198 2,496,362 1,490,623 2,442,425 4,496,416 1,095,114 29,155,895 1,969,997 8,328,474 1,803,391 Gross Operating Margin $5,071,403 $6,555,299 $7,027,701 $12,380,891 $12,983,508 $6,361,538 $73,182,693 $13,139,798 $26,460,461 $7,449,166 Interest on Long-term Debt 1,722,105 3,157,181 2,542,410 4,445,714 5,567,179 2,445,489 20,863,240 4,606,791 6,803,263 5,601,151 Other Deductions 25,308 122,068 7,147 64,098 342,775 14,614 1,331,599 - 343,379 13,328 Net Margins $3,323,990 $3,276,050 $4,478,144 $7,871,079 $7,073,554 $3,901,435 $50,987,853 $8,533,007 $19,313,819 $1,834,687 2018 Operating Revenue & Patronage Capital $51,052,299 $85,906,343 $55,687,621 $119,716,502 $121,711,439 $59,808,743 $434,486,795 $134,077,192 $169,958,219 $92,334,004 Depreciation and Amortization 3,815,962 6,350,682 5,666,670 8,718,684 7,031,690 3,521,201 29,070,550 9,332,114 10,596,793 9,490,820 Other Operating Expenses 42,013,895 76,065,503 45,758,800 98,667,076 107,868,379 46,164,841 378,738,824 116,491,583 149,219,261 77,410,372 Electric Operating Margin $5,222,442 $3,490,158 $4,262,151 $12,330,742 $6,811,370 $10,122,701 $26,677,421 $8,253,495 $10,142,165 $5,432,812 Other Income 1,588,384 2,804,468 1,473,988 2,780,173 4,180,277 961,098 31,378,176 1,926,833 7,795,961 1,505,972 Gross Operating Margin $6,810,826 $6,294,626 $5,736,139 $15,110,915 $10,991,647 $11,083,799 $58,055,597 $10,180,328 $17,938,126 $6,938,784 Interest on Long-term Debt 2,062,134 2,793,950 2,567,659 4,693,856 5,374,857 2,454,690 20,957,580 4,560,891 6,570,576 5,296,076 Other Deductions 1,309,388 408,160 7,984 149,625 266,600 23,687 1,132,158 - 471,770 106,658 Net Margins $3,439,304 $3,092,516 $3,160,496 $10,267,434 $5,350,190 $8,605,422 $35,965,859 $5,619,437 $10,895,780 $1,536,050 2017 Operating Revenue & Patronage Capital $49,846,151 $89,262,079 $57,448,815 $111,442,466 $111,048,177 $57,290,219 $429,736,305 $126,177,049 $160,526,957 $84,881,735 Depreciation and Amortization 3,549,751 6,129,901 4,782,723 8,532,019 6,727,316 3,364,713 28,481,542 8,929,227 10,250,389 8,777,717 Other Operating Expenses 44,003,675 79,314,560 48,285,368 90,944,113 97,891,980 48,536,510 371,854,308 109,075,602 139,835,245 70,838,803 Electric Operating Margin $2,292,725 $3,817,618 $4,380,724 $11,966,334 $6,428,881 $5,388,996 $29,400,455 $8,172,220 $10,441,323 $5,265,215 Other Income 1,521,697 3,012,007 1,512,767 2,801,946 4,181,705 832,899 13,589,460 1,882,824 4,171,691 1,518,118 Gross Operating Margin $3,814,422 $6,829,625 $5,893,491 $14,768,280 $10,610,586 $6,221,895 $42,989,915 $10,055,044 $14,613,014 $6,783,333 Interest on Long-term Debt 1,675,858 2,961,706 2,659,692 4,694,703 5,172,208 2,412,967 21,632,775 4,508,577 6,343,664 5,214,871 Other Deductions 55,944 115,357 2,905 75,660 97,979 89,751 847,824 - 259,831 13,744 Net Margins $2,082,620 $3,752,562 $3,230,894 $9,997,917 $5,340,399 $3,719,177 $20,509,316 $5,546,467 $8,009,519 $1,554,718 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2019 Operating Revenue & Patronage Capital $39,752,431 $222,754,550 $40,526,456 $284,587,674 $67,274,100 $70,673,291 $26,494,196 $587,893,578 $72,022,996 $23,665,085 Depreciation and Amortization 2,872,212 14,648,234 3,466,874 16,884,241 6,112,359 5,293,781 3,151,210 37,478,298 5,673,181 1,770,809 Other Operating Expenses 35,317,178 195,658,770 34,342,115 241,128,021 57,005,074 58,112,387 20,688,383 516,274,017 60,872,414 19,711,635 Electric Operating Margin $1,563,041 $12,447,546 $2,717,467 $26,575,412 $4,156,667 $7,267,123 $2,654,603 $34,141,263 $5,477,401 $2,182,641 Other Income 1,868,819 3,042,135 2,519,078 8,296,768 3,165,059 4,658,522 626,035 24,932,374 785,464 237,781 Gross Operating Margin $3,431,860 $15,489,681 $5,236,545 $34,872,180 $7,321,726 $11,925,645 $3,280,638 $59,073,637 $6,262,865 $2,420,422 Interest on Long-term Debt 1,291,067 6,738,843 1,540,655 10,091,102 3,268,555 3,001,394 1,943,799 21,574,579 2,882,130 1,416,000 Other Deductions - 578,355 636,628 317,369 13,412 6,478 68,098 124,027 98,440 - Net Margins $2,140,793 $8,172,483 $3,059,262 $24,463,709 $4,039,759 $8,917,773 $1,268,741 $37,375,031 $3,282,295 $1,004,422 2018 Operating Revenue & Patronage Capital $40,544,197 $220,075,723 $38,175,956 $296,100,253 $64,608,605 $68,267,952 $26,702,242 $565,650,942 $71,801,863 $23,130,712 Depreciation and Amortization 2,765,239 14,240,496 3,390,577 16,499,576 5,539,475 5,144,524 3,048,339 35,461,918 5,332,746 1,749,395 Other Operating Expenses 36,038,358 194,385,397 32,258,630 244,507,151 55,000,805 57,275,742 20,848,688 496,953,279 60,783,976 18,280,843 Electric Operating Margin $1,740,600 $11,449,830 $2,526,749 $35,093,526 $4,068,325 $5,847,686 $2,805,215 $33,235,745 $5,685,141 $3,100,474 Other Income 1,586,485 3,500,380 1,283,153 8,914,543 3,319,347 3,738,937 682,100 22,898,338 1,224,629 269,353 Gross Operating Margin $3,327,085 $14,950,210 $3,809,902 $44,008,069 $7,387,672 $9,586,623 $3,487,315 $56,134,083 $6,909,770 $3,369,827 Interest on Long-term Debt 1,317,743 7,554,954 1,297,356 10,536,636 2,882,749 3,048,818 1,924,128 21,611,445 3,265,536 1,392,000 Other Deductions - 542,565 393,001 122,739 418,901 1,400 67,855 88,904 12,997 - Net Margins $2,009,342 $6,852,691 $2,119,545 $33,348,694 $4,086,022 $6,536,405 $1,495,332 $34,433,734 $3,631,237 $1,977,827 2017 Operating Revenue & Patronage Capital $37,410,715 $210,058,039 $41,062,272 $261,355,397 $65,544,405 $72,412,820 $27,418,839 $525,156,392 $70,355,781 $22,983,943 Depreciation and Amortization 2,655,111 13,753,895 3,270,635 16,843,168 5,210,858 5,072,500 2,928,272 33,926,080 5,230,040 1,721,623 Other Operating Expenses 32,864,452 184,463,056 35,618,949 223,709,717 55,014,088 62,606,498 21,530,151 454,060,868 60,713,754 19,297,814 Electric Operating Margin $1,891,152 $11,841,088 $2,172,688 $20,802,512 $5,319,459 $4,733,822 $2,960,416 $37,169,444 $4,411,987 $1,964,506 Other Income 1,416,323 2,938,396 2,578,342 7,248,837 1,631,170 3,096,511 615,560 23,530,136 2,545,539 303,453 Gross Operating Margin $3,307,475 $14,779,484 $4,751,030 $28,051,349 $6,950,629 $7,830,333 $3,575,976 $60,699,580 $6,957,526 $2,267,959 Interest on Long-term Debt 1,276,987 7,414,031 1,395,239 9,971,018 2,720,215 2,717,882 1,863,899 21,711,655 3,211,720 1,200,000 Other Deductions - 515,090 215,695 37,555 106,957 9,635 125,894 10,000 16,496 - Net Margins $2,030,488 $6,850,363 $3,140,096 $18,042,776 $4,123,457 $5,102,816 $1,586,183 $38,977,925 $3,729,310 $1,067,959

Table 5 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2019 Operating Revenue & Patronage Capital $19,397,921 $63,512,095 $24,470,241 $29,151,912 $73,208,621 $36,456,731 $35,786,143 $117,421,165 $361,057,252 $21,629,231 Depreciation and Amortization 1,849,023 4,297,045 1,595,130 2,254,170 5,580,465 2,537,821 3,021,441 7,392,843 20,072,207 1,122,854 Other Operating Expenses 15,613,262 54,791,290 19,836,823 24,419,644 61,156,288 30,714,821 29,061,389 101,113,457 318,136,532 17,090,282 Electric Operating Margin $1,935,636 $4,423,760 $3,038,288 $2,478,098 $6,471,868 $3,204,089 $3,703,313 $8,914,865 $22,848,513 $3,416,095 Other Income 409,426 1,600,244 1,023,493 856,646 (724,025) 2,028,693 1,220,232 3,176,081 10,074,502 428,711 Gross Operating Margin $2,345,062 $6,024,004 $4,061,781 $3,334,744 $5,747,843 $5,232,782 $4,923,545 $12,090,946 $32,923,015 $3,844,806 Interest on Long-term Debt 992,774 2,461,274 968,554 1,678,449 3,512,836 1,514,305 1,845,326 4,454,936 12,003,299 794,744 Other Deductions 136,308 693,161 16,650 1,677 83,040 - 3,084 119,834 127,200 750,000 Net Margins $1,215,980 $2,869,569 $3,076,577 $1,654,618 $2,151,967 $3,718,477 $3,075,135 $7,516,176 $20,792,516 $2,300,062 2018 Operating Revenue & Patronage Capital $18,895,710 $58,101,153 $23,565,389 $30,520,335 $71,052,043 $34,250,099 $35,352,008 $116,818,952 $360,104,084 $21,348,265 Depreciation and Amortization 1,661,604 4,279,189 1,554,749 2,195,582 5,288,585 2,440,113 2,877,764 7,237,081 19,278,801 1,054,336 Other Operating Expenses 15,389,383 51,018,363 19,161,263 25,905,696 60,479,734 28,338,082 28,612,616 101,350,305 312,165,040 16,424,701 Electric Operating Margin $1,844,723 $2,803,601 $2,849,377 $2,419,057 $5,283,724 $3,471,904 $3,861,628 $8,231,566 $28,660,243 $3,869,228 Other Income 407,275 1,501,075 994,207 739,045 2,435,676 1,751,037 1,311,142 3,182,233 6,475,410 407,726 Gross Operating Margin $2,251,998 $4,304,676 $3,843,584 $3,158,102 $7,719,400 $5,222,941 $5,172,770 $11,413,799 $35,135,653 $4,276,954 Interest on Long-term Debt 934,189 2,154,329 1,023,146 1,597,125 3,379,905 1,464,404 1,785,746 4,068,369 11,587,177 778,809 Other Deductions 107,779 353,629 24,852 72,952 123,675 758 80,720 514,670 176,005 9,166 Net Margins $1,210,030 $1,796,718 $2,795,586 $1,488,025 $4,215,820 $3,757,779 $3,306,304 $6,830,760 $23,372,471 $3,488,979 2017 Operating Revenue & Patronage Capital $18,567,370 $61,523,286 $22,025,649 $28,798,845 $69,142,738 $35,097,600 $35,651,353 $111,995,845 $355,871,804 $20,536,064 Depreciation and Amortization 1,561,639 4,139,327 1,498,690 2,159,017 5,105,000 2,284,931 2,919,398 7,070,450 20,378,496 1,025,712 Other Operating Expenses 16,377,742 52,784,541 18,021,758 24,243,327 58,538,882 30,558,141 29,000,327 94,075,957 307,237,646 18,455,761 Electric Operating Margin $627,989 $4,599,418 $2,505,201 $2,396,501 $5,498,856 $2,254,528 $3,731,628 $10,849,438 $28,255,662 $1,054,591 Other Income 392,887 1,591,401 903,849 788,940 1,056,264 1,655,028 1,201,936 3,193,567 8,244,323 456,744 Gross Operating Margin $1,020,876 $6,190,819 $3,409,050 $3,185,441 $6,555,120 $3,909,556 $4,933,564 $14,043,005 $36,499,985 $1,511,335 Interest on Long-term Debt 906,063 2,255,475 1,074,345 1,684,911 3,322,962 1,401,202 1,852,459 3,861,343 11,739,856 728,087 Other Deductions 98,210 217,921 14,908 38,397 79,123 4,992 20,639 345,604 24,357 26,194 Net Margins $16,603 $3,717,423 $2,319,797 $1,462,133 $3,153,035 $2,503,362 $3,060,466 $9,836,058 $24,735,772 $757,054 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2019 Operating Revenue & Patronage Capital $191,914,031 $43,979,044 $47,897,018 $33,196,094 $48,634,122 $15,509,213 $312,329,241 $37,360,120 $4,287,852,443 Depreciation and Amortization 11,098,796 3,018,986 3,799,553 2,383,112 4,112,932 900,573 14,908,434 2,700,132 290,247,837 Other Operating Expenses 174,118,647 35,994,082 40,274,973 27,888,366 34,881,629 12,905,796 282,406,096 32,524,414 3,675,384,993 Electric Operating Margin $6,696,588 $4,965,976 $3,822,492 $2,924,616 $9,639,561 $1,702,844 $15,014,711 $2,135,574 $322,219,614 Other Income 2,431,649 1,160,518 1,757,087 2,089,962 887,453 795,067 9,548,665 1,096,402 144,905,736 Gross Operating Margin $9,128,237 $6,126,494 $5,579,579 $5,014,578 $10,527,014 $2,497,911 $24,563,376 $3,231,976 $467,125,350 Interest on Long-term Debt 4,061,249 1,723,248 2,452,774 1,550,476 3,118,929 580,453 4,879,880 1,487,777 161,583,930 Other Deductions 97,029 - 278,707 938,371 67,412 15,086 182,672 - 7,617,354 Net Margins $4,969,959 $4,403,246 $2,848,098 $2,525,731 $7,340,673 $1,902,372 $19,500,824 $1,744,199 $297,924,065 2018 Operating Revenue & Patronage Capital $197,762,219 $43,003,465 $47,031,307 $30,088,436 $45,869,042 $15,734,284 $280,210,075 $38,628,680 $4,208,133,148 Depreciation and Amortization 10,648,757 2,833,854 3,650,549 2,313,214 3,929,620 889,035 14,488,504 2,621,657 276,010,445 Other Operating Expenses 181,984,884 36,627,193 39,549,837 23,289,927 36,510,154 12,961,432 267,223,789 33,224,716 3,644,948,518 Electric Operating Margin $5,128,578 $3,542,418 $3,830,921 $4,485,295 $5,429,268 $1,883,817 -$1,502,218 $2,782,307 $287,174,185 Other Income 3,451,364 1,235,311 1,705,113 2,314,050 1,643,265 721,656 10,870,141 1,084,574 146,042,895 Gross Operating Margin $8,579,942 $4,777,729 $5,536,034 $6,799,345 $7,072,533 $2,605,473 $9,367,923 $3,866,881 $433,217,080 Interest on Long-term Debt 4,059,710 1,836,454 2,640,445 1,347,935 3,300,777 662,264 4,954,068 1,449,308 161,187,794 Other Deductions 254,868 - 49,962 176,176 26,091 18,577 200,736 - 7,715,008 Net Margins $4,265,364 $2,941,275 $2,845,627 $5,275,234 $3,745,665 $1,924,632 $4,213,119 $2,417,573 $264,314,278 2017 Operating Revenue & Patronage Capital $184,585,922 $39,648,695 $46,874,576 $32,164,014 $41,726,139 $14,579,728 $274,980,040 $37,385,576 $4,042,573,800 Depreciation and Amortization 10,173,388 2,664,453 3,495,490 2,225,498 3,762,410 867,204 14,006,007 2,467,265 267,941,855 Other Operating Expenses 169,715,873 34,257,212 39,890,080 27,573,690 33,262,975 12,493,483 254,478,333 32,791,133 3,504,216,372 Electric Operating Margin $4,696,661 $2,727,030 $3,489,006 $2,364,826 $4,700,754 $1,219,041 $6,495,700 $2,127,178 $270,415,573 Other Income 3,351,546 1,036,749 1,665,693 1,762,285 1,547,919 791,602 9,150,546 1,196,220 120,916,880 Gross Operating Margin $8,048,207 $3,763,779 $5,154,699 $4,127,111 $6,248,673 $2,010,643 $15,646,246 $3,323,398 $391,332,453 Interest on Long-term Debt 4,181,631 1,805,767 2,661,473 1,331,887 3,235,864 557,232 4,988,083 1,382,384 159,730,691 Other Deductions 126,848 - 29,653 96,367 49,050 18,203 159,951 - 3,946,734 Net Margins $3,739,728 $1,958,012 $2,463,573 $2,698,857 $2,963,759 $1,435,208 $10,498,212 $1,941,014 $227,655,028

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2019 ASSETS Total Utility Plant (1) $132,841,049 $227,821,866 $152,556,866 $297,881,481 $258,402,925 $123,618,767 $932,582,516 $317,219,483 $378,761,564 $250,132,228 Depreciation 35,668,482 85,149,006 44,345,235 85,367,347 57,907,224 28,645,610 266,727,736 97,088,048 127,532,597 82,997,181 Net Plant 97,172,567 142,672,860 108,211,631 212,514,134 200,495,701 94,973,157 665,854,780 220,131,435 251,228,967 167,135,047 Other Assets 45,339,553 33,272,629 30,237,529 44,875,580 72,637,528 31,078,329 333,818,653 71,518,000 126,002,770 40,784,229 Total Assets $142,512,120 $175,945,489 $138,449,160 $257,389,714 $273,133,229 $126,051,486 $999,673,433 $291,649,435 $377,231,737 $207,919,276 EQUITY & LIABILITIES Equity $80,452,137 $78,152,363 $67,518,307 $115,395,750 $90,623,066 $47,532,571 $424,057,135 $132,734,560 $174,769,587 $70,174,989 Long-term Debt 49,047,311 52,421,624 50,649,465 104,242,245 139,465,807 62,670,528 400,291,787 117,542,627 156,563,177 111,729,471 Other Liabilities 13,012,672 45,371,502 20,281,388 37,751,719 43,044,356 15,848,387 175,324,510 41,372,248 45,898,973 26,014,816 Total Equity and Liabilities $142,512,120 $175,945,489 $138,449,160 $257,389,714 $273,133,229 $126,051,486 $999,673,433 $291,649,435 $377,231,737 $207,919,276 2018 ASSETS Total Utility Plant (1) $128,252,494 $217,227,510 $147,431,688 $278,342,697 $247,121,395 $112,611,085 $907,189,136 $299,017,679 $362,770,394 $241,418,772 Depreciation 34,700,628 81,312,393 41,413,349 84,996,833 55,112,990 26,500,477 263,556,481 89,240,287 122,616,429 78,939,324 Net Plant 93,551,866 135,915,117 106,018,339 193,345,864 192,008,405 86,110,608 643,632,655 209,777,392 240,153,965 162,479,448 Other Assets 47,574,017 34,173,370 28,141,862 43,764,188 59,300,895 34,412,533 319,769,542 63,654,708 103,797,339 40,755,865 Total Assets $141,125,883 $170,088,487 $134,160,201 $237,110,052 $251,309,300 $120,523,141 $963,402,197 $273,432,100 $343,951,304 $203,235,313 EQUITY & LIABILITIES Equity $76,361,489 $77,160,220 $63,682,162 $108,102,568 $86,039,573 $45,008,072 $390,514,143 $119,722,014 $153,548,848 $67,011,163 Long-term Debt 50,769,062 49,348,706 50,569,595 101,893,715 118,471,798 65,264,674 390,291,786 110,308,463 138,068,803 109,296,308 Other Liabilities 13,995,332 43,579,561 19,908,444 27,113,769 46,797,929 10,250,395 182,596,268 43,401,623 52,333,653 26,927,842 Total Equity and Liabilities $141,125,883 $170,088,487 $134,160,201 $237,110,052 $251,309,300 $120,523,141 $963,402,197 $273,432,100 $343,951,304 $203,235,313 2017 ASSETS Total Utility Plant (1) $121,986,655 $204,766,617 $145,155,214 $267,281,107 $232,311,988 $107,534,708 $925,146,501 $284,661,260 $348,310,104 $231,613,058 Depreciation 32,710,948 77,580,095 39,665,692 81,063,141 52,638,659 24,049,233 304,465,347 82,215,898 117,614,387 75,117,407 Net Plant 89,275,707 127,186,522 105,489,522 186,217,966 179,673,329 83,485,475 620,681,154 202,445,362 230,695,717 156,495,651 Other Assets 42,492,096 33,264,913 27,759,774 73,552,539 59,933,142 26,065,989 293,550,578 65,116,877 95,293,577 28,694,441 Total Assets $131,767,803 $160,451,435 $133,249,296 $259,770,505 $239,606,471 $109,551,464 $914,231,732 $267,562,239 $325,989,294 $185,190,092 EQUITY & LIABILITIES Equity $72,529,613 $76,904,712 $61,416,406 $119,208,053 $83,144,158 $37,611,805 $333,552,091 $115,923,627 $146,075,458 $65,123,874 Long-term Debt 46,034,194 42,723,419 48,981,686 109,252,392 125,396,174 62,763,673 394,716,000 109,053,408 138,426,443 99,407,505 Other Liabilities 13,203,996 40,823,304 22,851,204 31,310,060 31,066,139 9,175,986 185,963,641 42,585,204 41,487,393 20,658,713 Total Equity and Liabilities $131,767,803 $160,451,435 $133,249,296 $259,770,505 $239,606,471 $109,551,464 $914,231,732 $267,562,239 $325,989,294 $185,190,092 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2019 ASSETS Total Utility Plant (1) $90,200,098 $454,119,666 $117,671,754 $527,752,106 $177,132,480 $184,493,722 $102,010,977 $1,118,033,853 $187,178,494 $68,764,365 Depreciation 23,652,799 156,192,208 27,008,502 135,477,937 74,219,588 64,080,763 36,172,946 353,233,522 48,065,818 18,280,395 Net Plant 66,547,299 297,927,458 90,663,252 392,274,169 102,912,892 120,412,959 65,838,031 764,800,331 139,112,676 50,483,970 Other Assets 40,321,555 81,233,190 36,480,572 187,297,558 37,160,991 93,830,726 20,269,305 364,845,301 10,041,139 10,894,761 Total Assets $106,868,854 $379,160,648 $127,143,824 $579,571,727 $140,073,883 $214,243,685 $86,107,336 $1,129,645,632 $149,153,815 $61,378,731 EQUITY & LIABILITIES Equity $59,441,334 $149,637,695 $55,958,635 $283,628,946 $54,785,360 $94,708,565 $28,546,000 $519,926,477 $51,734,646 $24,044,088 Long-term Debt 28,503,613 $163,816,347 51,194,291 234,346,141 55,430,542 71,316,003 49,499,967 437,714,915 67,499,110 27,347,812 Other Liabilities 18,923,907 65,706,606 19,990,898 61,596,640 29,857,981 48,219,117 8,061,369 172,004,240 29,920,059 9,986,831 Total Equity and Liabilities $106,868,854 $379,160,648 $127,143,824 $579,571,727 $140,073,883 $214,243,685 $86,107,336 $1,129,645,632 $149,153,815 $61,378,731 2018 ASSETS Total Utility Plant (1) $86,418,222 $439,206,424 $119,744,355 $507,820,179 $173,916,261 $181,440,837 $98,906,761 $1,076,169,320 $181,411,262 $66,514,452 Depreciation 22,234,356 146,517,848 25,808,397 127,872,076 72,506,165 63,367,617 33,846,480 335,066,374 51,274,796 17,299,309 Net Plant 64,183,866 292,688,576 93,935,958 379,948,103 101,410,096 118,073,220 65,060,281 741,102,946 130,136,466 49,215,143 Other Assets 31,782,117 80,271,142 31,490,094 182,402,607 39,135,362 73,558,866 16,520,217 349,085,056 17,332,637 10,793,401 Total Assets $95,965,983 $372,959,718 $125,426,052 $562,350,710 $140,545,458 $191,632,086 $81,580,498 $1,090,188,002 $147,469,103 $60,008,544 EQUITY & LIABILITIES Equity $57,294,310 $145,317,034 $51,671,437 $270,630,264 $53,044,474 $90,073,632 $27,479,752 $469,663,135 $50,437,383 $22,832,325 Long-term Debt 23,108,534 $158,833,880 40,364,684 225,666,806 59,250,693 61,602,975 47,689,492 418,669,978 70,057,969 26,748,866 Other Liabilities 15,563,139 68,808,804 33,389,931 66,053,640 28,250,291 39,955,479 6,411,254 201,854,889 26,973,751 10,427,353 Total Equity and Liabilities $95,965,983 $372,959,718 $125,426,052 $562,350,710 $140,545,458 $191,632,086 $81,580,498 $1,090,188,002 $147,469,103 $60,008,544 2017 ASSETS Total Utility Plant (1) $84,195,112 $429,275,970 $109,453,621 $490,513,864 $165,511,882 $176,806,830 $96,706,779 $1,036,646,922 $174,403,299 $64,468,329 Depreciation 21,774,307 139,176,877 25,716,622 120,099,453 70,123,757 61,118,168 31,878,721 317,934,051 48,868,852 16,135,976 Net Plant 62,420,805 290,099,093 83,736,999 370,414,411 95,388,125 115,688,662 64,828,058 718,712,871 125,534,447 48,332,353 Other Assets 29,352,428 70,394,073 30,599,778 169,956,770 36,494,219 60,471,680 14,210,275 313,701,047 41,642,117 10,080,682 Total Assets $91,773,233 $360,493,166 $114,336,777 $540,371,181 $131,882,344 $176,160,342 $79,038,333 $1,032,413,918 $167,176,564 $58,413,035 EQUITY & LIABILITIES Equity $53,509,316 $141,687,971 $51,514,156 $248,546,220 $50,099,302 $84,475,160 $26,121,119 $445,196,671 $72,935,438 $21,159,818 Long-term Debt 24,751,032 154,591,682 42,319,848 235,413,942 50,679,952 63,291,939 44,911,931 439,166,335 67,162,824 29,294,775 Other Liabilities 13,512,885 64,213,513 20,502,773 56,411,019 31,103,090 28,393,243 8,005,283 148,050,912 27,078,302 7,958,442 Total Equity and Liabilities $91,773,233 $360,493,166 $114,336,777 $540,371,181 $131,882,344 $176,160,342 $79,038,333 $1,032,413,918 $167,176,564 $58,413,035 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2019 ASSETS Total Utility Plant (1) $58,667,443 167,413,618 $61,781,356 $81,283,181 $198,832,925 $83,679,633 $105,621,993 $230,698,833 $659,661,686 $44,984,285 Depreciation 13,430,185 33,741,901 21,480,834 23,899,214 66,002,762 23,362,635 35,353,137 49,912,479 127,826,612 10,134,414 Net Plant 45,237,258 133,671,717 40,300,522 57,383,967 132,830,163 60,316,998 70,268,856 180,786,354 531,835,074 34,849,871 Other Assets 11,879,343 52,904,200 16,697,932 22,818,317 34,801,283 38,302,132 20,438,906 63,460,836 268,462,635 14,692,625 Total Assets $57,116,601 $186,575,917 $56,998,454 $80,202,284 $167,631,446 $98,619,130 $90,707,762 $244,247,190 $800,297,709 $49,542,496 EQUITY & LIABILITIES Equity $23,918,580 $85,821,533 $36,635,989 $32,641,839 $61,076,149 $46,990,616 $34,624,913 $117,714,798 $272,093,469 $22,853,099 Long-term Debt 26,485,489 55,234,653 9,694,874 35,137,067 85,665,600 36,558,586 44,244,198 90,146,201 301,695,610 19,702,440 Other Liabilities 6,712,532 45,519,731 10,667,591 12,423,378 20,889,697 15,069,928 11,838,651 36,386,191 226,508,630 6,986,957 Total Equity and Liabilities $57,116,601 $186,575,917 $56,998,454 $80,202,284 $167,631,446 $98,619,130 $90,707,762 $244,247,190 $800,297,709 $49,542,496 2018 ASSETS Total Utility Plant (1) $55,005,729 173,596,210 $61,174,549 $78,921,700 $188,048,686 $80,835,015 $101,296,543 $224,196,897 $629,882,751 $43,200,828 Depreciation 12,257,972 33,933,653 20,924,230 22,955,152 62,911,060 23,430,213 33,813,785 47,114,160 126,927,043 10,028,883 Net Plant 42,747,757 139,662,557 40,250,319 55,966,548 125,137,626 57,404,802 67,482,758 177,082,737 502,955,708 33,171,945 Other Assets 10,558,677 38,432,204 14,317,318 22,253,003 33,435,856 27,002,003 21,056,107 72,078,297 210,132,027 11,098,527 Total Assets $53,306,434 $178,094,761 $54,567,637 $78,219,551 $158,573,482 $84,406,805 $88,538,865 $249,161,034 $713,087,735 $44,270,472 EQUITY & LIABILITIES Equity $21,804,848 $83,910,498 $34,064,977 $31,106,060 $60,196,505 $42,821,258 $30,765,165 $114,697,666 $261,538,484 $19,940,155 Long-term Debt 26,292,665 44,512,714 11,225,568 34,745,703 79,153,614 30,634,154 46,205,305 95,375,190 227,918,485 18,095,885 Other Liabilities 5,208,921 49,671,549 9,277,092 12,367,788 19,223,363 10,951,393 11,568,395 39,088,178 223,630,766 6,234,432 Total Equity and Liabilities $53,306,434 $178,094,761 $54,567,637 $78,219,551 $158,573,482 $84,406,805 $88,538,865 $249,161,034 $713,087,735 $44,270,472 2017 ASSETS Total Utility Plant (1) $51,685,836 $159,546,602 $59,502,690 $76,501,643 $182,071,005 $78,024,646 $98,166,954 $222,399,689 $601,692,492 $41,351,029 Depreciation 11,096,394 35,067,001 19,769,454 21,644,152 59,994,893 23,097,000 32,600,653 47,185,053 124,073,178 9,678,393 Net Plant 40,589,442 124,479,601 39,733,236 54,857,491 122,076,112 54,927,646 65,566,301 175,214,636 477,619,314 31,672,636 Other Assets 9,356,585 36,693,382 13,172,003 20,179,678 32,020,457 22,909,327 19,191,749 69,687,049 197,734,942 10,026,386 Total Assets $49,946,027 $161,172,983 $52,905,239 $75,037,169 $154,096,569 $77,836,973 $84,758,050 $244,901,685 $675,354,256 $41,699,022 EQUITY & LIABILITIES Equity $20,599,995 $83,048,553 $30,141,867 $29,082,988 $57,219,649 $40,004,491 $28,094,269 $109,093,008 $248,429,609 $16,953,678 Long-term Debt 23,226,703 46,954,072 12,594,633 33,614,964 82,598,371 28,805,820 45,823,423 86,529,927 239,182,731 17,165,856 Other Liabilities 6,119,329 31,170,358 10,168,739 12,339,217 14,278,549 9,026,662 10,840,358 49,278,750 187,741,916 7,579,488 Total Equity and Liabilities $49,946,027 $161,172,983 $52,905,239 $75,037,169 $154,096,569 $77,836,973 $84,758,050 $244,901,685 $675,354,256 $41,699,022 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2019 ASSETS Total Utility Plant (1) $306,651,981 $96,672,808 $130,444,700 $87,832,533 $132,122,453 $29,928,431 $467,472,412 $92,035,009 $6,099,176,260 Depreciation 126,773,504 29,665,576 31,719,697 27,748,431 27,951,445 11,714,061 180,207,292 32,346,707 1,847,812,944 Net Plant 179,878,477 67,007,232 98,725,003 60,084,102 104,171,008 18,214,370 287,265,120 59,688,302 4,251,363,316 Other Assets 102,372,303 37,454,876 36,795,099 50,898,745 6,980,422 18,218,005 274,564,181 29,042,950 1,711,939,898 Total Assets $282,250,780 $104,462,108 $135,520,102 $110,982,847 $111,151,430 $36,432,375 $561,829,301 $88,731,252 $5,963,303,214 EQUITY & LIABILITIES Equity $101,620,390 $42,830,794 $66,213,366 $42,099,358 $37,495,589 $24,433,749 $209,820,389 $46,690,818 $2,603,822,211 Long-term Debt 82,023,823 45,894,735 54,273,127 36,586,865 62,633,074 7,936,405 116,061,274 35,215,285 2,431,292,783 Other Liabilities 98,606,567 15,736,579 15,033,609 32,296,624 11,022,767 4,062,221 235,947,638 6,825,149 928,188,219 Total Equity and Liabilities $282,250,780 $104,462,108 $135,520,102 $110,982,847 $111,151,430 $36,432,375 $561,829,301 $88,731,252 $5,963,303,214 2018 ASSETS Total Utility Plant (1) $298,111,198 $118,335,979 $127,421,357 $81,096,590 $127,760,759 $29,372,758 $448,244,911 $89,046,376 $5,872,930,923 Depreciation 122,135,269 26,669,344 32,403,198 26,285,618 26,956,822 11,136,034 170,540,512 30,063,396 1,774,182,609 Net Plant 175,975,929 91,666,635 95,018,159 54,810,972 100,803,937 18,236,724 277,704,399 58,982,980 4,098,748,314 Other Assets 88,757,561 (2,751,933) 38,470,187 50,437,724 21,288,981 17,421,245 240,822,133 27,743,897 1,607,715,818 Total Assets $264,733,490 $88,914,702 $133,488,346 $105,248,696 $122,092,918 $35,657,969 $518,526,532 $86,726,877 $5,706,464,132 EQUITY & LIABILITIES Equity $91,009,952 $36,675,597 $64,424,382 $41,514,200 $46,694,709 $22,975,378 $193,806,092 $44,998,530 $2,425,593,998 Long-term Debt 77,253,218 36,777,173 51,674,928 36,415,386 65,658,820 8,705,129 121,633,409 35,193,155 2,316,276,787 Other Liabilities 96,470,320 15,461,932 17,389,036 27,319,110 9,739,389 3,977,462 203,087,031 6,535,192 964,593,347 Total Equity and Liabilities $264,733,490 $88,914,702 $133,488,346 $105,248,696 $122,092,918 $35,657,969 $518,526,532 $86,726,877 $5,706,464,132 2017 ASSETS Total Utility Plant (1) $288,241,357 $85,284,124 $123,682,559 $78,817,757 $123,550,863 $28,823,411 $437,823,987 $86,923,943 $5,696,749,820 Depreciation 115,827,914 26,669,344 30,705,644 24,588,530 26,851,360 10,820,037 161,678,003 28,041,536 1,739,947,591 Net Plant 172,413,443 58,614,780 92,976,915 54,229,227 96,699,503 18,003,374 276,145,984 58,882,407 3,956,802,229 Other Assets 86,680,577 24,154,578 30,782,956 24,666,660 20,983,419 17,050,442 216,132,124 24,645,240 1,522,626,995 Total Assets $259,094,020 $82,769,358 $123,759,871 $78,895,887 $117,682,922 $35,053,816 $492,278,108 $83,527,647 $5,479,429,224 EQUITY & LIABILITIES Equity $91,111,796 $33,960,481 $61,763,490 $36,662,830 $43,840,527 $21,538,932 $162,244,957 $43,542,725 $2,306,734,968 Long-term Debt 74,868,059 33,739,874 50,863,002 34,974,804 64,101,759 9,823,869 127,211,126 33,323,450 2,328,339,154 Other Liabilities 93,114,165 15,069,003 11,133,379 7,258,253 9,740,636 3,691,015 202,822,025 6,661,472 844,355,102 Total Equity and Liabilities $259,094,020 $82,769,358 $123,759,871 $78,895,887 $117,682,922 $35,053,816 $492,278,108 $83,527,647 $5,479,429,224 Footnotes: (1) Including construction work in progress.